UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 19, 2023

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing, People’s Republic of China	100062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86) 10-67084339

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SISI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 19, 2023, Shineco, Inc. (the “Company”) entered into a certain securities purchase agreement (the “SPA”) with a certain non-U.S. investor (the “Buyer”), pursuant to which the Company agreed to sell, and the Buyer agreed to purchase an aggregate of up to 1,137,170 shares of common stock of the Company (the “Buyer Shares”) at a price of $1.05 per share (the “Buyer Offering”).

On June 21, 2023, the Company entered into a certain stock purchase agreement (the “Purchase Agreement,” together with the SPA as the “Agreements”) with certain non-U.S. investors (collectively as the “Investors,” together with the Buyer as the “Purchasers”), pursuant to which the Company agreed to sell, and the Investors agreed to purchase, severally and not jointly, an aggregate of up to 4,000,000 shares of common stock of the Company (the “Investor Shares,” together with the Buyer Shares as the “Shares”) at a price of $0.5 per share (the “Investor Offering,” together with the Buyer Offering as the “Offerings”).

Each Purchaser has represented that he or she is not a resident of the United States and is not a “U.S. person” as defined in Rule 902(k) of Regulation S under the Securities Act and is not acquiring the Shares for the account or benefit of any U.S. person.

In reliance on the Purchasers’ representations to the Company, the Shares to be issued in the Offerings are not subject to the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation S promulgated thereunder.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of the Agreements, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits shall be deemed to be furnished, and not filed:

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated June 19, 2023
10.2	Securities Purchase Agreement, dated June 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2023	SHINECO, INC.

	By:	/s/ Jennifer Zhan
	Name:	Jennifer Zhan
	Title:	Chief Executive Officer